AVIVA LIFE AND ANNUITY COMPANY
ALAC Separate Account 1

Supplement Dated March 11, 2013
to the Prospectus Dated October 1, 2008 for

Visionary Choice Variable Annuity

This supplement describes a change to the name and investment objective of the Pioneer Growth Opportunities VCT Portfolio ("Fund"), a series of the Pioneer Variable Contracts Trust.  The Fund is an investment option available under your Visionary Choice variable annuity contract ("Contract").  Please read this supplement carefully and keep it with your Contract prospectus for future reference.

The Board of Trustees of the Pioneer Growth Opportunities VCT Portfolio has approved certain changes to the investment objective, strategies and portfolio management of the Fund.  Effective as of May 1, 2013:

•	The Fund's modified investment objective will be to seek long-term capital growth.
•	The focus of Fund investments will no longer be small cap growth stocks. Instead, the Fund will invest at least 80% of its net assets in equity securities of mid-size companies.
•	In connection with the change in investment objective, the Fund will be renamed "Pioneer Select Mid Cap Growth VCT Portfolio."

Following the change to the name and investment objective of the Fund,
•
Pioneer Investment Management, Inc. will remain the investment adviser for the Fund, but there will be a change in the investment manager responsible for day-to-day management of the portfolio assets of the Fund; and

•	the share class for this investment option under your Contract will remain the same.

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If you have questions about this supplement, please contact the registered representative who sold you your variable annuity contract, or write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.